UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2005

PARADIGM ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-103780	33-1037546
(State or Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

12880 Railway Avenue, Unit 35,
Richmond, B.C., Canada V7E 6G4
phone: (604) 644-5139 fax: (604) 275-6301
(Address and telephone number of principal executive office)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On January 21, 2005 the Corporation entered into a Management Services Agreement with Mr. Robert L. Pek of Calgary, Alberta whereby Mr. Pek will provide certain management services with respect to the financial planning and corporate affairs management of the Corporation in consideration of the sum of $2,500 per month based on five working days per month. The agreement shall be for an initial one-year period and shall be automatically extended annually for further one-year terms. The agreement can be renegotiated between both parties dependent upon the workload using the same formulation.

Mr. Pek is a graduate of the University of Saskatchewan where he studied Economics, Marketing and Management. Since 1999, Mr. Pek has been president and chief executive officer and a director of Qeva Group Inc., a corporation publicly traded on the Canadian Venture Exchange, which is the parent corporation for wholly owned subsidiary companies Qeva Velvet Products Corp. (sales of elk velvet antler (eva) as a Nutriceutical product); E & R Elk Consulting Co. Ltd. (management and development consulting); The Canadian Elk and Deer Farmer Ltd. (magazine publication), Balzac Meats Inc. (a meat processing entity) all of which are involved in the sale of elk meat and products and related businesses.

Mr. Pek is also the president and a director of Sun Energy Group Inc. which is a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

The Corporation also granted an option to Mr. Pek to allow him to purchase up to 250,000 shares of the Corporations common stock at an exercise price of $0.50 per share for a five year period expiring on January 20, 2010.

If Mr. Pek’s employment is terminated without cause by the Corporation, or upon four months notice, the Corporation will make a termination payment of ten thousand dollars ($10,000) during the initial one-year term, or a termination payment of fifteen thousand dollars ($15,000) during any subsequent one-year term.

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 25, 2005, based on the recommendation of the Board of Directors and the Board’s Nominating and Corporate Governance Committee, the Corporation concluded two participation proposal agreements with Win Energy Corporation, an arms-length Calgary, Alberta based private corporation whereby the Corporation has acquired an interest in two oil and gas drilling projects in Alberta, Canada for the payment of a total of $506,014. The terms of these two agreements are incorporated by reference.

HILLSPRINGS PROPERTY

Paradigm has paid the sum of two hundred seven thousand, three hundred eighty three dollars ($207,383) to Win to acquire a 5% working interest in the Hillsprings Property (10-34-5-29W4), Alberta, Canada;

Paradigm shall also have the option exercisable to January 31, 2005 to acquire an additional 5% interest by paying the sum of $207,383 to Win; Failure to exercise the option shall terminate the option to acquire the additional interest;

Paradigm shall have an option to acquire the interest exercisable on the following basis:

In the event Paradigm has elected to acquire the interest set forth above, Paradigm may elect to acquire a 10% working interest in the project by paying $207,383; or

In the event that Paradigm has elected not to acquire the additional 5% interest, Paradigm may elect to acquire a 5% interest in the project by paying to Win $103,691 and shall have until July 01, 2005 to exercise the above noted additional 5% option interest.

TODD CREEK PROPERTY

Paradigm has paid the sum of two hundred ninety eight thousand, six hundred thirty one dollars ($298,631) to Win to acquire a 5% working interest in the Todd Creek Property, Alberta, Canada;

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1.
On January 21, 2005, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee approved the appointment of Mr. Robert L. Pek as a director of the Corporation and as the Corporation’s President, Secretary and Treasurer.

2.

In addition, on January 21, 2005, the Board approved, based upon the recommendation of the Nominating and Corporate Governance committee entering into a Management Services Agreement with Mr, Pek whereby he will provide certain management services with respect to the financial planning and corporate affairs management of the Corporation in consideration of the sum of $2,500 per month based on five working days per month. The agreement shall be for an initial one-year period and shall be automatically extended annually for further one-year terms. The agreement can be renegotiated between both parties dependent upon the workload using the same formulation.

Mr. Pek is a graduate of the University of Saskatchewan where he studied Economics, Marketing and Management. Since 1999, Mr. Pek has been president and chief executive officer and a director of Qeva Group Inc., a corporation publicly traded on the Canadian Venture Exchange, which is the parent corporation for wholly owned subsidiary companies Qeva Velvet Products Corp. (sales of elk velvet antler (eva) as a Nutriceutical product); E & R Elk Consulting Co. Ltd. (management and development consulting); The Canadian Elk and Deer Farmer Ltd. (magazine publication), Balzac Meats Inc. (a meat processing entity) all of which are involved in the sale of elk meat and products and related businesses.

Mr. Pek is also the president and a director of Sun Energy Group Inc. which is a private Alberta based corporation pursuing oil and gas producing assets in Bolivia and the United Kingdom.

The Corporation also granted an option to Mr. Pek to allow him to purchase up to 250,000 shares of the Corporations common stock at an exercise price of $0.50 per share for a five year period expiring on January 20, 2010.

If Mr. Pek’s employment is terminated without cause by the Corporation, or upon four months notice, the Corporation will make a termination payment of ten thousand dollars ($10,000) during the initial one-year term, or a termination payment of fifteen thousand dollars ($15,000) during any subsequent one-year term.

3.	On January 21, 2005, Mr. Brian C. Doutaz resigned as President and Chief Executive Officer and as a director of the Corporation.

4.	On January 21, 2005, Mr. James M. Hutchison resigned as Secretary, Treasurer and Chief Financial Officer and as a director of the Corporation.

Item 9.01 Financial Statements and Exhibits

Exhibit No. 10.1	Management Services Agreement between the Corporation and Robert L. Pek, dated January 21, 2005.

Exhibit No. 10.2	Stock Option Agreement between the Corporation and Robert L. Pek, dated January 21, 2005.

Exhibit No. 10.3	Participation Proposal, Todd Creek Property between the Corporation and Win Energy Corporation dated November 26, 2004

Exhibit No. 10.4	Participation Proposal, Hillsprings Property between the Corporation and Win Energy Corporation dated November 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
/s/ “Robert L. Pek”	President, Chief Executive Officer (Principal Executive Officer), Secretary Treasurer, Chief Financial Officer (Principal Financial and Accounting Officer) and a member of the Board of Directors	January 26, 2005

EXHIBIT INDEX

Exhibit No. 10.1	Management Services Agreement between the Corporation and Robert L. Pek, dated January 21, 2005.

Exhibit No. 10.2	Stock Option Agreement between the Corporation and Robert L. Pek, dated January 21, 2005.

Exhibit No. 10.3	Participation Proposal, Todd Creek Property between the Corporation and Win Energy Corporation dated November 26, 2004

Exhibit No. 10.4	Participation Proposal, Hillsprings Property between the Corporation and Win Energy Corporation dated November 26, 2004